Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for LB-UBS Commercial Mortgage
Trust 2004-C1 Commercial Mortgage Pass-Through Certificates, Series 2004-C1 as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class
A-1
Deutsche
10,200,000
7%
1251 Avenue of the Americas
New York, NY 10020

JP Morgan Chase Bank NA
30,250,000
20%
14201 Dallas Parkway
Dallas, TX 75254

Mellon Trust of New England, National Association
11,325,000
7%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

PNC/Pittsburgh
67,000,000
44%
One PNC Plaza, 9 th Floor
249 5 th Avenue
Pittsbugh, PA 15222-7707

SSB&T Co.
10,420,000
7%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

WBNA/Main
10,000,000
7%
530 Walnut Street, First Floor
Philadelphia, PA 19101

A-2
Bank One
13,000,000
6%
340 South Cleveland, Bldg 350
Columbus, OH 43240

SSB&T Co.
23,500,000
11%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

JP Morgan Chase Bank NA
17,550,000
8%
14201 Dallas Parkway
Dallas, TX 75254

PNC/Pittsburgh
150,000,000
70%
One PNC Plaza, 9 th Floor
249 5 th Avenue
Pittsbugh, PA 15222-7707

A-3
The Bank of New York
23,250,000
21%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
19,700,000
17%
14201 Dallas Parkway
Dallas, TX 75254

Citibank
8,000,000
7%
3800 Citibank Center B3-15
Tampa, FL 33610

Mellon Trust
47,500,000
42%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

JPMCB/Prudential
10,000,000
9%
14201 Dallas Pkwy, 12 th Floor
Dallas, TX 75240

A-4
Citibank
45,000,000
6%
3800 Citibank Center B3-15
Tampa, FL 33610

Union Bank
39,525,000
5%
530 B Street, Suite 242
San Diego, CA 92101

The Bank of New York
131,825,000
18%
One Wall Street
New York, NY 10286
CGM/Sal Br
65,000,000
9%
333 W. 34 th Street, Third Floor
New York, NY 10001

Deutsche
109,720,000
15%
1251 Avenue of the Americas
New York, NY 10020

JP Morgan Chase Bank NA
183,462,000
24%
14201 Dallas Parkway
Dallas, TX 75254

Mellon Trust
50,900,000
7%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

B
Citibank
3,000,000
24%
3800 Citibank Center B3-15
Tampa, FL 33610
JP Morgan Chase Bank NA
2,463,000
20%
14201 Dallas Parkway
Dallas, TX 75254

Mellon Trust
7,000,000
56%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

C
The Bank of New York
6,463,000
52%
One Wall Street
New York, NY 10286

Mellon Trust
2,000,000
16%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Citibank
2,000,000
16%
3800 Citibank Center B3-15
Tampa, FL 33610

UFJ Trust
1,000,000
8%
666 Fifth Avenue, 33 rd Floor
New York, NY 11217

JP Morgan Chase Bank NA
2,000,000
8%
14201 Dallas Parkway
Dallas, TX 75254

D
Citibank
10,000,000
62%
3800 Citibank Center B3-15
Tampa, FL 33610

Mellon Trust
4,023,000
25%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

SSB&T Co.
2,000,000
12%
1776 Heritage Dr.
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

E
The Bank of New York
6,000,000
28%
One Wall Street
New York, NY 10286

Mellon Trust
6,365,000
30%
525 William Penn Place, Suite 3418
Pittsburgh, PA 15259

Citibank
4,000,000
19%
3800 Citibank Center B3-15
Tampa, FL 33610

JP Morgan Chase Bank NA
5,000,000
23%
14201 Dallas Parkway
Dallas, TX 75254

F
The Bank of New York
7,463,000
60%
One Wall Street
New York, NY 10286

Citibank
2,000,000
16%
3800 Citibank Center B3-15
Tampa, FL 33610

Mellon Trust 3,000,000 24% 525 William Penn Place, Suite 3418 Pittsburgh, PA 15259